UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

FITLIFE BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[   ]       Fee paid previously with preliminary materials.
[   ]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 884-1894

May __, 2017
Dear Stockholders of FitLife Brands, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of FitLife Brands, Inc. (the “Annual Meeting”), which will be held at the Hampton Inn located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on June 22, 2017, at 9:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made available a copy of our 2016 Annual Report on Form 10-K (“Annual Report”) with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management believes that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Annual Meeting.

Sincerely,
John Wilson Chief Executive Officer, President and Director

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by internet, telephone or mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 884-1894

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2017

Dear Stockholders of FitLife Brands, Inc.:

We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders of FitLife Brands, Inc. (“Annual Meeting”), a Nevada corporation, which will be held at the Hampton Inn located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on June 22, 2017 at 9:00 a.m., local time, for the following purposes:

1.
To elect seven directors to our Board of Directors, each to serve until our next Annual Meeting of Stockholders or until his respective successor is elected and qualified;

2.
To approve, on an advisory basis, the compensation of our Named Executive Officers;

3.
Ratifying the appointment of Weinberg & Company P.A. as our independent auditors for the fiscal year ending December 31, 2017;

4.
Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or about May [___], 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions on how to access the attached Proxy Statement, the 2016 Annual Report on Form 10-K (“Annual Report”) and vote via the Internet, telephone or mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.colonialstock.com/fitlife2017.

The close of business on April 26, 2017 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or mail so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1, 2 and 3, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 22, 2017 - THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT: www.COLONIALSTOCK.COM/FITLIFE2017.

By Order of the Board of Directors,
John Wilson
Omaha, Nebraska	Chief Executive Officer, President and Director
May __, 2017

FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 884-1894

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of FitLife Brands, Inc., a Nevada corporation (the “Company”), for use at the 2017 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 22, 2017 at 9:00 a.m., local time, and at any adjournment or postponement thereof, at the Hampton Inn located at 17606 Arbor Plaza, Omaha, Nebraska 68130.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules. On or about May [____], 2017, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions on how to access this Proxy Statement, the 2016 Annual Report on Form 10-K (“Annual Report”) and vote via the Internet, telephone or mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: www.colonialstock.com/fitlife2017.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice and are described in more detail in this Proxy Statement.  Stockholders of record at the close of business on April 26, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 10,441,469 shares of common stock, $0.01 par value per share, issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. For the seven nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Advisory Vote to Approve Executive Compensation.  This proposal calls for a non-binding, advisory vote regarding the compensation paid to our Named Executive Officers (the “Say-on-Pay Vote”). Accordingly, there is no "required vote" that would constitute approval. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and will consider the result of the vote when making future decisions regarding our executive compensation policies and practices.

Proposal No. 3: Ratification of Appointment of Auditors. To ratify the appointment of Weinberg & Company P.A. as our independent auditors for the fiscal year ending December 31, 2017, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present to represented by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of seven directors nominated by our Board, (ii) FOR the Say-on-Pay Vote, (iii) FOR ratification of the appointment of Weinberg & Company P.A. as our independent auditors for fiscal year 2017, and (iv) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and mail.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of direcotrs, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of seven directors, and these seven directors are nominated for election at the Annual Meeting. Each nominee has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Messrs. John S. Wilson, Michael Abrams, Lewis Jaffe, Grant Dawson, Seth Yakatan, Todd Ordal and Dayton Judd. Mr. Stephen Adele, a current director of the Company, will not be standing for reelection to the Board of Directors at the Annual Meeting

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Mr. Wilson, Mr. Abrams, Mr. Jaffe, Mr. Dawson, Mr. Yakatan, Mr. Ordal and Mr. Judd.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

Name	Age	Title
John Wilson	53	Chief Executive Officer, President, Director
Michael Abrams	47	Chief Financial Officer, Director
Lewis Jaffe	60	Director, Chairman
Grant Dawson	48	Director
Seth Yakatan	47	Director
Todd Ordal	59	Director
Dayton Judd	45	Director

Each of the Company’s executive officers and directors will hold office until their successors are duly elected and qualified.  The background and principal occupations of each officer and director are as follows:

John S. Wilson has served as the Company’s Chief Executive Officer, President, and as a Director since 2009. Prior to joining the Company, Mr. Wilson gained invaluable experience during his 18 year career at both The Coca-Cola Company and Coca-Cola Enterprises, during which Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson holds a Master of Business Administration degree from St. Louis University.

The Company’s Nominating and Corporate Governance Committee believes Mr. Wilson's extensive experience with a Fortune 500 company involved in managing distribution relationships, and his success at growing the Company's revenue since joining the Company as Chief Executive Officer in 2009, provides substantial value to the Board of Directors.

Michael S. Abrams has serves as a Director of the Company since 2010, and as the Company’s Chief Financial Officer since 2013. Mr. Abrams is also currently a partner at Burnham Hill Capital Group, a New York-based financial advisory, consulting, investment and merchant-banking firm he joined in August of 2003. Mr. Abrams currently serves on the Board of Directors of QuantRX Biomedical, Inc. (OTC Pink: QTXB). He holds a Masters of Business Administration with Honors from the Booth School of Business at the University of Chicago.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Abrams' broad experience in corporate finance, including investment banking, his experience as a finance executive working with public companies, as well as his experience restructuring the Company, provides necessary and relevant experience to the Board of Directors in its deliberations.

Lewis Jaffe has served as a Director since 2010, and is currently the Chairman of the Company’s Board of Directors. Mr. Jaffe is a Clinical Professor in the school of Entrepreneurship at Loyola Marymount University, since the fall of 2014, where he was awarded Professor of the Year in 2016. He was Chief Executive Officer of Movio, a high speed, mobile movie and content downloading service and application, prior to its sale. Prior to Movio, Mr. Jaffe was a principal at Jaffe & Associates (“J&A”), a consulting and advisory firm that provides strategic and tactical planning to mid-market companies and CEO coaching to their executives. Prior to 2009, Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc., where he served from 2006 to 2008. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and was also previously a Managing Director of Arthur Andersen. Mr. Jaffe is a graduate of the Stanford Business School Executive Program, and holds a Bachelor of Science from LaSalle University. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.  He is currently on the board of Reed’s Inc. (NYSE: REED) and Yorktel, a privately held telecommunications company.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Jaffe’s experience as a CEO of both public and private companies, and consultant providing strategic and tactical planning to public companies, as well as his corporate governance expertise, provide management and the Board of Directors with a depth of experience, knowledge, systems and best practices to guide corporate strategy and business operations.

Grant Dawson has served as a Director since November 2013, and is currently a Portfolio Manager of Fixed Income Investments for Polar Asset Management Partners (Polar).  Mr. Dawson brings more than 15 years of experience in finance and has significant board-level experience in corporate governance for public companies.  Prior to Polar Securities, he was  Managing Director of Fixed Income Investments for Manulife Asset Management, a subsidiary of Manulife Financial Corporation, and Vice President and Lead Analyst responsible for corporate debt ratings with Dominion Bond Rating Agency. Prior to such time, Mr. Dawson held various senior management positions in credit management and corporate finance with Nortel and in equity research with Dain Rauscher Ltd. Mr. Dawson earned an M.B.A. from the SMU Cox School of Business, a B.Comm in Finance from the University of Windsor, and holds the Chartered Financial Analyst designation. Additionally, Mr. Dawson is a member of the Institute of Corporate Directors and holds the ICD.D designation.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Dawson’s extensive expertise and knowledge regarding corporate finance and investment banking matters, as well as corporate governance, provides the Company with valuable insight following the Company’s recent capital recapitalization, and will assist the Company as it builds a long-term, sustainable long-term capital structure.

Seth Yakatan has served a Director since September 2015, and has served as Vice President of Business Development for Invion, Ltd. (ASX: IVX) since August 2012 and a Partner of Katan Associates, Inc., a corporate strategy and finance advisory group, since April 2001. Prior to joining the Company’s Board of Directors, Mr. Yakatan served as a director for iSatori, Inc. from September 2014 until the completion of the Company’s acquisition of iSatori. Prior to founding Katan Associates, Inc. in 2001, Mr. Yakatan worked in merchant banking at the Union Bank of California, N.A., in the Specialized Lending Media and Telecommunications Group, and as a venture capital analyst with Ventana Growth Funds and Sureste Venture Management. Mr. Yakatan holds an MBA in Finance from the University of California, Irvine, and a BA in History and Public Affairs from the University of Denver.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Yakatan’s 24 years of experience as a life sciences business development and corporate finance professional, including actively supporting small cap and major companies in achieving corporate, financing, and asset monetization objectives, provides the Board with valuable guidance and expertise based on his extensive knowledge and understanding of banking matters.

Todd Ordal has served a Director since September 2015, and is the President and founder of Applied Strategy, LLC, a private consulting company founded in 2003 and providing consulting and coaching services to chief executive officers and other executives around the word. Prior to joining the Company’s Board of Directors, Mr. Ordal served as a director for iSatori, Inc. from April 2012 until the completion of the Company’s acquisition of iSatori. Before founding Applied Strategy, LLC, Mr. Ordal served as Chief Executive Officer of Dore Achievement Centers from December 2002 until November 2004, and President and Chief Executive Officer of Classic Sports Companies from January 2001 until December 2002. Prior to Classic Sport Companies, Mr. Ordal served as a Division President for Kinko's Service Corporation where he had accountability for $500,000,000 in revenue, 300 stores and 7,000 people, and as a member of the board of directors for Kinko's from July 1992 until July 1997. He has also served on several non-profit boards and boards of advisors. Mr. Ordal received his bachelors in psychology from Morehead State University and his MBA from Regis University.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Ordal’s considerable experience with growing successful businesses, as well as his extensive knowledge and understanding of marketing and finance matters, will provide the Board of Directors with valuable guidance and insight.

Dayton Judd. Mr. Judd is the Founder and Managing Partner of Sudbury Capital Management. Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. Mr. Judd serves on the board of directors of RLJ Entertainment (NASDAQ: RLJE). He graduated from Brigham Young University in 1995 with a bachelor’s degree, summa cum laude, and a master’s degree, both in accounting. He also earned an MBA with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd is a Certified Public Accountant.

The Company’s Nominating and Corporate Governance Committee believes that Mr. Judd’s significant experience in investing in microcap companies, together with his substantial ownership position in the Company’s common stock, will assist the Board of Directors in the management of the executive officers of the Company, and setting goals and objectives to build shareholder value.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our Bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified, until our next Annual Meeting of Stockholders or their until death, resignation or removal from office.

Board Member Independence

The Board believes that a majority of its members are independent directors. The Board has determined that, other than Messrs. Wilson and Abrams, all of its current and proposed directors are independent directors as defined by the rules and regulations of the NASDAQ Stock Market.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Jaffe, an independent director, serves as our Chairman of the Board. Mr. Wilson currently serves as our principal executive officer and as a director.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

While our Board has the ultimate oversight responsibility for our risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and the assessments of risks reflected in audit reports. Legal and regulatory compliance risks are also reviewed by our Audit Committee. Risks related to our compensation programs are reviewed by the Compensation Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.

Board Meetings

The Board held four meetings during the year ended December 31, 2016, supplemented by numerous additional discussions by and among a majority of the Board, and numerous actions effectuated by Unanimous Written Consent in lieu of a formal motion and vote during an official meeting. In 2016, all incumbent directors attended at least 75% of the aggregate number of meetings of the Board.

Board Committees and Charters

The Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board appoints the members and chairpersons of these committees. Copies of each committee charter is available by making a request to the Company’s Corporate Secretary at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137.

Audit Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Todd Ordal

Number of Meetings in 2016:	The Audit Committee held three meetings during 2016.

Functions:
The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management.

Compensation Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Seth Yakatan

Number of Meetings in 2016:	The Compensation Committee held two meetings during 2016.

Functions:
The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan.

Nominating and Corporate Governance Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Seth Yakatan

Number of Meetings in 2016:	The Nominating and Corporate Governance Committee held two meetings during 2016.

Functions:
The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to:

Board of Directors
c/o Corporate Secretary
FitLife Brands, Inc.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137

All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General

We are providing our stockholders with the opportunity to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Securities and Exchange Commission's rules. This Say-on-Pay Vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years. The Board of Directors has determined to hold advisory votes regarding executive compensation every three years.

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of our near- and longer-term financial and strategic goals, and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.

As an advisory vote, this Proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, Management and the Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

            RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this Proxy Statement, is hereby approved.

Required Vote and Recommendation

Under Nevada law, the number of votes FOR must exceed the number of votes AGAINST to approve this non-binding matter. Abstentions and broker non-votes will no effect on the outcome of this Proposal.

The Board recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s Named Executive Officers.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF
WEINBERG & COMPANY P.A. TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board of Directors has appointed Weinberg & Company P.A. as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Weinberg & Company P.A. as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Weinberg & Company P.A. will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services

Our independent registered public accounting firm for the years ended December 31, 2016 and 2015 was Tarvaran Askelson & Company, LLP (“TAC”). Set forth below are the aggregate fees we were billed by Tarvaran Askelson & Company, LLP for professional services rendered for the years ended December 31, 2016 and 2015.

Audit Fees

During the fiscal year ended December 31, 2016 and 2015, the fees for TAC were approximately $74,774 and $92,150, respectively, as compared to approximately $80,000 anticipated to be billed by Weinberg & Company P.A. for the audit of the Company’s financial statements for the year ended December 31, 2017.

Tax Fees

During the fiscal year ended December 31, 2016 and 2015, the fees paid to TAC for tax compliance, tax advice and tax planning were $11,150 and $16,250, respectively.

All Other Fees

During the fiscal years ended December 31, 2016 and 2015, there were no fees billed for products and services provided by TAC or Weinberg, other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Required Vote and Recommendation

Ratification of the selection of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Weinberg & Company P.A., and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2017.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Weinberg & Company P.A. as the Company’s independent auditors for the fiscal year ending December 31, 2017.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

John Wilson	53	Chief Executive Officer, President, Director
Michael Abrams	47	Chief Financial Officer, Director
Jenna Sinnett	42	Chief Operating Officer
Patrick Ryan	38	Chief Retail Officer

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board.  The background and principal occupations of Messrs. Wilson and Abrams are set forth above in Proposal No. 1.

Jenna Sinnett has served as the Company’s Chief Operating Officer since October 2015, and has held various positions within the Company since January 2008. From 2008 until December 2011, Ms. Sinnett served as the director of product development for NDS Nutrition, one of the Company’s wholly owned subsidiaries, and from January 2012 until December 2012, she served as Vice-President, Supply Chain, then as Executive Vice-President of Operations for the Company from January 2013 until October 2015. Ms. Sinnett holds a B.S. in Kinesiology and Exercise Science, and a M.S. in Exercise Science from the University of Nebraska at Omaha.

Patrick Ryan has served as the Chief Retail Officer and Executive Vice President – Sales since June 2016. Prior to his appointment as Chief Retail Officer, Mr. Ryan was Vice President – Sales. Mr. Ryan joined the Company in 2004. Mr. Ryan has held a variety of sales positions within the Company which included working with the executive team to develop in store training, product development and corporate strategy. Mr. Ryan received his Bachelor of Science degree from Kansas State University.

Indemnification of Officers and Directors

As permitted by Nevada law, we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2016 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

2016 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary and Bonus ($)	Stock Awards ($)	Warrant/ Option Awards ($) (1)	All Other Compensation ($)		Total ($)

John Wilson	2016	284,500	83,000	-	-		367,500
Chief Executive Officer and Director	2015	400,192	134,000	64,001	-		598,193

Michael Abrams	2016	250,000	-	-	-		250,000
Chief Financial Officer and Director	2015	307,692	-	42,668	-		350,360

Patrick Ryan	2016	247,550	-	15,222	3,643	(2)	266,415
Chief Retail Officer	2015	235,215	-	25,601	6,000	(2)	266,816

(1)
The amounts in this column represent the grant date fair value of stock option awards computed in accordance with FASB guidance, excluding the effect of estimated forfeitures under which the Named Executive Officer has the right to purchase, subject to vesting, shares of the Company’s common stock.

(2)	Represents an automobile allowance.

Employment Agreements

Mr. John Wilson currently serves as the Company’s Chief Executive Officer pursuant to the terms of an Employment Agreement by and between the Company and Mr. Wilson dated December 31, 2009 as amended on April 13, 2012, July 1, 2014 and April 21, 2017. The Employment Agreement provides that Mr. Wilson shall serve the Company in the capacity of its Chief Executive Officer through June 30, 2018, subject to standard terms and provisions consistent with agreements of such type.

Mr. Michael Abrams currently serves as the Company’s Chief Financial Officer pursuant to the terms of an employment agreement by and between the Company and Mr. Abrams, dated May 1, 2013, as amended April 21, 2017. The Employment Agreement provides that Mr. Abrams shall serve the Company in the capacity of its Chief Financial Officer through April 30, 2018, subject to standard terms and provisions consistent with agreements of such type. Prior to May 1, 2013, Mr. Abrams served as the Company’s Chief Financial Officer pursuant to the terms of a Consulting Agreement for Services by and between the Company and Burnham Hill Advisors LLC (“BHA”), which agreement was terminated on May 8, 2013.

Mr. Ryan currently serves as the Company’s Chief Retail Officer pursuant to the terms of an Employment Agreement dated June 1, 2016. The Employment Agreement provides that Mr. Ryan shall serve in the capacity of the Company’s Chief Retail Officer through June 1, 2018, subject to standard terms and provisions consistent with agreements of such type.

Outstanding Equity Awards

The following table discloses outstanding equity awards held by each of the Named Executive Officers as of December 31, 2016:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John Wilson	75,000	–	$2.30	02/23/20
Chief Executive Officer and President	–	–	–	–

Michael Abrams	50,000	–	$0.90	01/16/18
Chief Financial Officer and Director	50,000	–	$2.30	02/23/20

Patrick Ryan	20,000	–	$2.20	04/11/2019
Chief Retail Officer	30,000	–	$2.30	02/23/2020
	10,000	20,000	$1.39	05/09/2021

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2016, with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	899,924	$2.96	600,076

Equity compensation plans not approved by security holders:	–	–	–

Total	899,924	$2.96	600,076

Description of Equity Compensation Plans

2010 Stock Incentive Plan. The 2010 Stock Incentive Plan (the “2010 Plan”) was adopted by the Company’s Board of Directors on June 30, 2010, and approved by a majority of the Company’s shareholders on August 26, 2010. The 2010 Plan reserves for issuance 1,500,000 post-split shares of the Company’s common stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) stock units. The 2010 Plan permits the qualification of awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

DIRECTOR COMPENSATION

We currently have seven directors, four of whom are considered independent. Our director compensation plan provides for the issuance of 2,500 shares of the Company's common stock upon appointment of any independent director.  In addition, each independent director receives $5,000 per quarter for service on the Board, the Chairman of the Board is paid an additional $5,000 per annum in addition to all other fees, and the chairman of each committee of the Board of Directors is paid $2,500 per annum in addition to all other fees.  The maximum amount that may be paid to any director for service on the Board of Directors in any calendar year is $25,000.

Director Compensation for the Year Ended December 31, 2016

The table below summarizes the compensation paid to our independent directors for the fiscal year ended December 31, 2016:

	Fees earned or paid in cash (1)	Stock awards	Option awards (2)	Total
Name	($)	($)	($)	($)

Lewis Jaffe	$45,000 (3)	$20,000	$-	$45,000
Grant Dawson	$20,000 (3)	$40,000	$-	$40,001
Seth Yakatan	$20,000	$-	$-	$20,000
Todd Ordal	$10,000	$10,000	$-	$20,000

(1)
In an effort to conserve the Company’s cash, certain Board members have the option to receive stock awards in lieu of cash fees earned in respect of their annual retainers for service on the Board and its committees. The stock awards vested immediately upon grant and were not subject to any further service by the directors. The amounts in this column represent the grant date fair value of the restricted stock awards granted during 2016 and is computed in accordance with FASB guidance, excluding the effect of estimated forfeitures.

(2)
Represents the grant date fair value of stock option awards computed in accordance with FASB guidance, excluding the effect of estimated forfeitures under which the director has the right to purchase, subject to vesting, shares of the Company’s common stock

(3)
Of the fees earned or paid in cash for the fiscal year ended December 31, 2016, $20,000 represents bonus payments for services provided by the director in connection with the acquistion and integration of iSatori, Inc.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

            There were no transactions between the Company and any of its directors, executive officers or any other related persons during the year ended December 31, 2016.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following table discloses certain information as of April 28, 2017 as to shares of the Company’s common stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s current directors and director nominees, (iii) each of the Company’s Named Executive Officers and (iv) all of the Company’s current directors and executive officers as a group. Except as indicated in the footnotes to the following table, the persons or entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.

The percentage of the shares of Company’s common stock beneficially owned is based on 10,459,890 shares issued and outstanding as of May 1, 2017. In addition, shares acquirable within 60 days of May 1, 2017 pursuant to options or other securities are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual, pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Name and Address of Owner	Title of Class	Number of Shares Owned	Percentage of Class(1)

John Wilson(2)(5)	Common Stock	655,772	6.2%

Michael Abrams(2)(3)	Common Stock	355,466	3.4%

Patrick Ryan(2)(10)	Common Stock	81,057	*	%

Lewis Jaffe(2)(4)	Common Stock	80,250	*	%

Todd Ordal(2)	Common Stock	20,097	*	%

Seth Yakatan(2)	Common Stock	88,298	*	%

Grant Dawson(2)(6)	Common Stock	69,332	*	%

Stephen Adele(2)(9)(11)	Common Stock	1,074,688	10.2%

All Officers and Directors as a group (nine persons)	Common Stock	2,608,939	23.8%

Sudbury Capital Fund, LP(7) 878 S. Denton Tap Rd., Suite 220 Coppell, Texas 75019	Common Stock	793,000	7.6%

(1)
* Less than 1%

(2)
The address of each of the officers and directors is c/o Fitlife Brands, Inc., 4509 S. 143rd Street, Suite 1, Omaha, Nebraska 68137.

(3)
Includes stock options to purchase 50,000 and 50,000 shares of common stock, exercisable at $0.90 and $2.30 per share, respectively.

(4)
Includes stock options to purchase 15,000 shares of common stock exercisable at $2.30 per share.

(5)
Includes options to purchase 75,000 shares of common stock, exercisable at $2.30 per share.

(6)
Includes stock options to purchase 10,000 shares of common stock, exercisable at $2.30 per share.

(7)
Includes stock options to purchase 10,000 shares of common stock, exercisable at $2.30 per share.

(8)
793,000 shares held by Sudbury Capital Fund, LP, Sudbury Holdings, LLC, Sudbury Capital GP, LP, and Sudbury Capital Management, LLC. Sudbury Holdings, LLC is the parent company of Sudbury Capital Fund, LP; Sudbury Capital GP, LP is the general partner of Sudbury Capital Fund, LP; Sudbury Capital Management, LLC is the investment adviser of Sudbury Capital Fund, LP, and Mr. Judd as a member of Sudbury Holdings, LLC and Sudbury Capital Management, LLC, and a limited partner of Sudbury Capital GP, LP. Datton Judd may be considered the beneficial owner of the shares held by Sudbury Capital Fund, LP, as Mr. Judd is the Founder and Managing Partner of Sudbury Capital Management, LLC. Mr. Judd is nominated to serve as a member of the Board of Directors of the Company at the Annual Meeting.

(9)
Mr. Adele is the former Chief Innovation Officer of the Company, and is a current director of the Company; however, his tenure on the Board of Directors will terminate at the Annual Meeting.

(10)
Includes stock options to purchase 20,000, 30,000 and 10,000 shares of common stock, exercisable at $2.20, $2.30 and $1.39 per share, respectively

(11)
Includes stock options to purchase 55,899 shares of common stock, exercisable at $3.31 per share.

The Board of Directors has selected Weinberg & Company P.A. (“Weinberg & Company”) as the independent accountants of the Company for the fiscal year ending December 31, 2016. Representatives of Weinberg & Company P.A. are expected to be present at the Annual Meeting or available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent registered certified public accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 with the Company’s management and its independent registered certified public accountants. The Audit Committee met privately with the independent registered certified public accountants and discussed issues deemed significant by the independent registered certified public accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent registered certified public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered certified public accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

Audit Committee

Lewis Jaffe (Chairman)
Grant Dawson
Todd Ordal

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2016, each of our directors had one or more late filings related to the acquisition of our securities, which acquistion relates to securities issued to directors in lieu of board compensation.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2018 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 4509 South 143rd St, Suite 1, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not less than 90 days nor more than 120 days prior to the first annivesary of the preceding year's annual meeting and must contain specific information concerning the matter to be brought before such meeting and concerning the stockholder proposing such matter. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company. A form of the code of conduct and ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2008.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, or by calling (402) 884-1894. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about May [____], 2017, contains instructions on how to access the Company’s 2016 Annual Report on Form 10-K for the fiscal year ended December 31, 2016. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors

John Wilson
Chief Executive Officer, President and Director

FITLIFE BRANDS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD
OF FITLIFE BRANDS, INC. FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints John Wilson and Michael Abrams, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of FitLife Brands, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2017 Annual Meeting of Stockholders, to be held at the Hampton Inn located at 17606 Arbor Plaza, Omaha, Nebraska 68130, on June 22, 2017, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals Nos. 1, 2 and 3, which have been proposed by our Board, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

☐ Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS
		Nominees:		FOR	WITHHELD
		01	John S. Wilson	[ ]	[ ]
		02	Michael Abrams	[ ]	[ ]
		03	Lewis Jaffe	[ ]	[ ]
		04	Grant Dawson	[ ]	[ ]
		05	Dayton Judd	[ ]	[ ]
		06	Seth Yakatan	[ ]	[ ]
		07	Todd Ordal

2.	AN ADVISORY VOTE REGARDING THE APPROVAL OF COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	RATIFYING THE APPOINTMENT OF WEINBERG & COMPANY P.A. AS FITLIFE BRANDS, INC.’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

 IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[ ] I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ___________________ Signature of Stockholder ____________________ IF HELD JOINTLY
Dated: ____________________________________

    Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.